UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 9, 2006

Volterra Semiconductor Corporation
(Exact name of Registrant as specified in its charter)

Delaware	000-50857	94-3251865

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3839 Spinnaker Court, Fremont, CA		94538-6437
(Address of principal executive offices)		(Zip Code)
(510) 743-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1 01 Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.
On August 9, 2006, the Board of Directors of Volterra Semiconductor Corporation (the “Company”), upon the recommendation of the Compensation Committee, revised the cash compensation of the non-employee members of the Company’s Board of Directors as follows:
Annual cash retainer for service as:

Member of Board of Directors:	$25,000
Member of Audit Committee:*	$2,500
Member of other Board committees:	Included in Board retainer
Audit Committee Chair:*	$5,000
Chair of other Board committees:*	$2,500

*	represents no change from prior compensation

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation

By:	/s/ Greg Hildebrand

Name: Greg Hildebrand
Title: Chief Financial Officer
Dated: August 14, 2006